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                                                                    Exhibit 10.5
                       MONOLITHIC SYSTEM TECHNOLOGY, INC.

                             2000 STOCK OPTION PLAN

         1. PURPOSES OF THE PLAN. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to Employees, Directors and Consultants of the Company and its Subsidiaries, and to promote the success of the Company's business. Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options at the discretion of the Committee and subject to the applicable provisions of Section 422 of the Code and the regulations promulgated thereunder.

         2. DEFINITIONS. As used herein, and in any Option granted hereunder, the following definitions shall apply:

                  "BOARD" shall mean the Board of Directors of the Company.

                  "CODE" shall mean the Internal Revenue Code of 1986, as amended.

                  "COMMON STOCK" shall mean the Common Stock of the Company.

                  "COMMITTEE" shall mean the Committee appointed by the Board in accordance with Section 4(a) of the Plan. If the Board does not appoint or ceases to maintain a Committee, the term "COMMITTEE" shall refer to the Board.

                  "COMPANY" shall mean Monolithic System Technology, Inc.

                  "CONSULTANT" shall mean any independent contractor retained to perform services for the Company.

                  "CONTINUOUS EMPLOYMENT" shall mean the absence of any interruption or termination of service as an Employee, Director or Consultant by the Company or any Subsidiary. Continuous Employment shall not be considered interrupted during any period of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company and any Parent, Subsidiary or successor of the Company. A leave of absence approved by the Company shall include sick leave, military leave or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.


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                  "CORPORATE TRANSACTION" shall mean any of the following
stockholder-approved transactions to which the Company is a party:

                           (i) a merger or consolidation in which the Company is
not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

                           (ii) the sale, transfer or other disposition of all
or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations) in connection with the complete liquidation or dissolution of the Company; or

                           (iii) any reverse merger in which the Company is the
surviving entity but in which securities possessing fifty percent (50%) or more of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

                  "COVERED EMPLOYEE" shall mean any individual whose compensation is subject to the limitations on tax deductibility provided by
Section 162(m) of the Code and any Treasury Regulations promulgated thereunder in effect at the close of the taxable year of the Company in which an Option has been granted to such individual.

                  "DIRECTOR" shall mean a director of the Company.

                  "EFFECTIVE DATE" shall mean the date on which the Plan is initially approved by the stockholders in accordance with Section 19 of the Plan.

                  "EMPLOYEE" shall mean any person, including officers (whether or not they are directors), employed by the Company or any Subsidiary.

                  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

                  "FAIR MARKET VALUE" shall mean (i) the closing price of a Share on the national securities exchange on which the Shares are traded, or
(ii) if the Shares are not traded on a national securities exchange but are quoted on a Market, the closing price on such Market, or (iii) if the Shares are not traded on a national securities exchange or quoted on a Market, the fair market value of a Share as determined by the Company's Board of Directors in good faith, based upon such factors as they deem relevant. Notwithstanding the preceding, for federal, state, and local income tax reporting purposes, fair market value shall be determined by the Committee in accordance with uniform and nondiscriminatory standards adopted by it from time to time. Such determination shall be conclusive and binding on all persons.

                  "GRANT DATE" shall mean, with respect to an Option, the date that the Option is granted by the Committee.


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                  "INCENTIVE STOCK OPTION" shall mean any option granted under this Plan and any other option granted to an Employee in accordance with the provisions of Section 422 of the Code and the Treasury Regulations promulgated thereunder.

                  "MARKET" shall mean the NASDAQ SmallCap Market or a regional stock exchange or an automated quotation system or over-the-counter market.

                  "NON-EMPLOYEE DIRECTOR" shall mean a director of the Company who qualifies as a Non-Employee Director as such term is defined in Section 240.16b-3(b)(3) of the General Rules and Regulations promulgated under the Exchange Act (the "GENERAL RULES AND REGULATIONS").

                  "NONSTATUTORY STOCK OPTION" shall mean an Option granted under the Plan that is subject to the provisions of Section 1.83-7 of the Treasury Regulations promulgated under Section 83 of the Code.

                  "OPTION" shall mean a stock option granted pursuant to the \ Plan.

                  "OPTION AGREEMENT" shall mean a written agreement between the Company and the Optionee regarding the grant and exercise of Options to purchase Shares and the terms and conditions thereof as determined by the Committee pursuant to the Plan.

                  "OPTIONED SHARES" shall mean the shares of Common Stock subject to an Option.

                  "OPTIONEE" shall mean an Employee, Non-Employee Director or Consultant who receives an Option.

                  "OUTSIDE DIRECTOR" shall mean a director of the Company who qualifies as an Outside Director as such term is used in Section 162(m) of the Code and defined in any applicable Treasury Regulations promulgated thereunder.

                  "PARENT" shall mean a parent corporation of the Company, whether now or hereafter existing, as defined by Section 424(e) of the Code.

                  "PLAN" shall mean this 2000 Stock Option Plan.

                  "REGISTRATION DATE" shall mean the effective date of the first registration of any class of the Company's equity securities pursuant to Section 12 of the Exchange Act.

                  "SECTION 162(m) EFFECTIVE DATE" shall mean the first date as of which the limitations on the tax deductibility of certain compensation provided by Section 162(m) of the Code and any Treasury Regulations promulgated thereunder are applicable to Options granted under the Plan.

                  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

                  "SECTION 16 PERSON" shall mean a person who, with respect to the Shares, is subject to Section 16 of the Exchange Act.


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                  "SHARE" shall mean a share of the Common Stock subject to an
Option, as adjusted in accordance with Section 12 of the Plan.

                  "SUBSIDIARY" shall mean a subsidiary corporation of the Company, whether now or hereafter existing, as defined in Section 424(f) of the Code.

                  "TERMINATION OF SERVICE" shall mean (a) in the case of an Employee, a cessation of the employee-employer relationship between the Employee and the Company or a Parent or Subsidiary for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, disability, or the disaffiliation of a Parent or Subsidiary, but excluding any such termination where there is a simultaneous reemployment by the Company or a Parent or Subsidiary; (b) in the case of a Consultant, a cessation of the service relationship between the Consultant and the Company or a Parent or Subsidiary for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, disability, or the disaffiliation of a Parent or Subsidiary, but excluding any such termination where there is a simultaneous re-engagement of the Consultant by the Company or a Parent or Subsidiary; and (c) in the case of a Director, a cessation of the Director's service on the Board or on the board of directors of a Parent or Subsidiary for any reason, including, but not by way of limitation, a termination by resignation, removal, death, disability, expiration of the term of directorship, or the disaffiliation of a Parent or Subsidiary, but excluding any such termination where there is a simultaneous reemployment by the Company or a Parent or Subsidiary.

                  "VESTING COMMENCEMENT DATE" shall mean, with respect to an Option, the date, determined by the Board, on which the vesting of the Option shall commence, which may be the Grant Date or a date prior to or after the Grant Date.

         3. SHARES SUBJECT TO THE PLAN. Subject to the provisions of Section 12 of the Plan, unless amended by the Board and the stockholders of the Company, the maximum aggregate number of Shares which may be optioned and sold under the Plan is Five Million (5,000,000) Shares, plus an annual increase to be added on the first day of the Company's fiscal year beginning in 2001 equal to the lesser of either (i) 500,000 Shares, or (ii) two percent of the outstanding shares of the Company's common stock on such date. The Shares may be authorized but unissued or reacquired shares of Common Stock. If an Option expires or becomes unexercisable for any reason without having been exercised in full, or is surrendered pursuant to an Option exchange program, or if any unissued Shares are retained by the Company upon exercise of an Option in order to satisfy the exercise price for such Option or any withholding taxes due with respect to such Option, such unissued or retained Shares shall become available for other Option grants under the Plan, unless the Plan shall have been terminated.

         4. ADMINISTRATION OF THE PLAN.

                  (a) PROCEDURE. The Plan shall be administered by the Board. The Board may appoint a Committee consisting of not less than two (2) members of the Board to administer the Plan, subject to such terms and conditions as the Board may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove


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members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and, thereafter, directly administer the Plan. Members of the Board or Committee who are either eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to themselves, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the Committee during which action is taken with respect to the granting of an Option to themselves.

                  The Committee shall meet at such times and places and upon such notice as the chairperson determines. A majority of the Committee shall constitute a quorum. Any acts by the Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote. Additionally, any acts reduced to writing or approved in writing by all of the members of the Committee shall be valid acts of the Committee.

                  (b) PROCEDURE AFTER REGISTRATION DATE. Notwithstanding subsection (a) above, after the Registration Date, (i) the Plan shall be administered by either the full Board or a Committee of two (2) or more directors, each of whom is a Non-Employee Director; or (ii) all Options granted to Optionees who are officers or directors for purposes of Section 16(a) of the Exchange Act shall prohibit the sale of the underlying Optioned Shares within six (6) months of the date of grant. After such date, the Board shall take all action necessary to administer the Plan so that all transactions involving Options and Shares issued pursuant to the Plan shall be exempt from Section 16(b) of the Exchange Act in accordance with the then effective provisions of
Section 240.16b-3 et. seq. of the General Rules and Regulations; provided that any amendment to the Plan required for compliance with such provisions shall be made consistent with the provisions of Section 14 of the Plan and the General Rules and Regulations.

                  (c) PROCEDURE AFTER SECTION 162(m) EFFECTIVE DATE. Notwithstanding subsections (a) and (b) above, after the Section 162(m) Effective Date, the Plan and all Option grants shall be administered and approved by a Committee comprised solely of two or more Outside Directors; or if the Committee consists of members in addition to the Outside Directors, such additional members must abstain from voting on or recuse themselves with respect to all option grants and other compensation matters submitted to the Committee with respect to any Covered Employee.

                  (d) POWERS OF THE COMMITTEE. Subject to the provisions of the Plan, and except as otherwise provided by the Board, the Committee shall have the authority: (i) to select the Employees, Directors and Consultants to whom Options may be granted from time to time hereunder; (ii) to determine whether and to what extent Options are granted hereunder; (iii) to determine, upon review of relevant information, the Fair Market Value of the Common Stock; (iv) to determine the exercise price of Options to be granted, the number of Shares to be represented by each Option and the vesting schedule for such Option; (v) to approve Option Agreements for use under the Plan, and to authorize the execution and delivery of Option Agreements on behalf of the Company; (vi) to interpret the Plan; (vii) to prescribe, amend, add and rescind rules and regulations relating to the Plan; (viii) to determine the terms and provisions of each Option granted under the Plan (which need not be identical) and, with the consent of the holder thereof, to modify or amend


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any Option; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Committee; (x) to accelerate or (with the consent of the Optionee) defer an exercise date of any Option, subject to the provisions of Section 9(a) of the Plan; (xi) to determine whether Options granted under the Plan will be Incentive Stock Options or Nonstatutory Stock Options; and (xii) to make all other determinations deemed necessary or advisable for the administration of the Plan and take such other action not inconsistent with the terms of the Plan as the Committee deems appropriate.

                  (e) EFFECT OF COMMITTEE'S DECISION. All decisions, determinations and interpretations of the Committee shall be final and binding on all persons.

         5. ELIGIBILITY.

                  (a) PERSONS ELIGIBLE FOR OPTIONS. Nonstatutory Stock Options under the Plan may be granted to Employees, Directors or Consultants whom the Committee, in its sole discretion, may designate from time to time. Incentive Stock Options may be granted only to Employees. An Employee, Director or Consultant who has been granted an Option, if he or she is otherwise eligible, may be granted an additional Option or Options. Each Option shall be designated in a written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all stock option plans of the Company and its Parents and Subsidiaries) exceeds $100,000, (determined as of the grant date) such Options shall be treated as Nonstatutory Stock Options. As of the Section 162(m) Effective Date, Options under the Plan shall be granted to Covered Employees upon satisfaction of the conditions to such grants provided pursuant to Section 162(m) and any Treasury Regulations promulgated thereunder. In addition, after the Section 162(m) Effective Date, the maximum number of Shares with respect to which Options may be granted during any calendar year to any Employee shall not exceed [1,000,000] Shares.

                  (b) NO RIGHT TO CONTINUING EMPLOYMENT, CONSULTING OR DIRECTOR RELATIONSHIP. Neither the establishment nor the operation of the Plan shall confer upon any Optionee or any other person any right with respect to continuation of employment or other service with the Company or any Parent or Subsidiary, nor shall the Plan interfere in any way with the right of the Optionee or the right of the Company (or any Parent or Subsidiary) to terminate such employment or service at any time.

         6. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board and its approval by vote of the holders of the outstanding shares of the Company entitled to vote on the adoption of the Plan (in accordance with the provisions of Section 19 hereof). It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 14 of the Plan.

         7. TERM OF OPTION. Unless the Committee determines otherwise, the term of the Option shall be set forth in the Option Agreement. Notwithstanding this, in no event shall any Option be exercisable after the expiration of ten (10) years from the Grant Date thereof, and no Incentive Stock Option granted to any Employee who, at the date such Option is granted, owns


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(within the meaning of Section 424(d) of the Code) more than ten percent (10%)
of the total combined voting power of all classes of the stock of the Company or any Parent or Subsidiary shall be exercisable after the expiration of five (5) years from the Grant Date.

         8. OPTION EXERCISE PRICE AND CONSIDERATION.

                  (a) EXERCISE PRICE. Except as provided in subsections (b) and
(c) below, the exercise price for the Shares to be issued pursuant to any Option shall be such price as is determined by the Committee, which shall in no event be less than: (i) in the case of Incentive Stock Options, the Fair Market Value of such Shares on the Grant Date; or (ii) in the case of Nonstatutory Stock Options, 85% of such Fair Market Value.

                  (b) TEN PERCENT STOCKHOLDERS. No Incentive Stock Option shall be granted to any Employee who, at the date such Option is granted, owns (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, unless the exercise price for the Shares to be issued pursuant to such Option is at least equal to 110% of the Fair Market Value of such Shares on the Grant Date.

                  (c) SECTION 162(m) LIMITATIONS. After the Section 162(m) Effective Date, the exercise price of any Option granted to a Covered Employee shall be at least equal to the Fair Market Value of the Shares on the Grant Date.

                  (d) CONSIDERATION. The consideration to be paid for the Optioned Shares shall be payment in cash or by check, cashier's check, certified check, or wire transfer, unless payment in some other manner, including by promissory note, other shares of the Company's Common Stock or such other consideration and method of payment for the issuance of Optioned Shares as may be permitted under the California Corporations Code, is authorized by the Committee at the time of the grant of the Option. Any cash or other property received by the Company from the sale of Shares pursuant to the Plan shall constitute part of the general assets of the Company.

                  (e) RELOAD OPTIONS. In the event the exercise price or tax withholding of an Option is satisfied by the withholding by the Company or the Optionee's employer of Shares otherwise deliverable to the Optionee, the Committee may issue the Optionee an additional Option, with terms identical to the Option Agreement under which the Option was exercised, but at an exercise price as determined by the Committee in accordance with the Plan.

         9. EXERCISE OF OPTION.

                  (a) VESTING PERIOD. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee and as shall be permissible under the terms of the Plan, which shall be specified in the Option Agreement evidencing the Option. Unless the Committee specifically determines otherwise at the time of the grant of the Option, each Option shall vest and become exercisable, cumulatively, as to one-fourth of the Optioned Shares at the first anniversary of the Vesting Commencement Date and as to one thirty-sixty (1/36) of the remaining Optioned Shares at the end of each of the following thirty-six (36) months until all of the


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Optioned Shares have vested, subject to the Optionee's Continuous Employment, but in no event will the Option vest at a rate of less than 20% per year over five (5) years from the date the Option is granted. An Option may not be exercised for fractional shares or for less than 100 Shares.

                  (b) EXERCISE PROCEDURES. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. As soon as practicable following the exercise of an Option in the manner set forth above, the Company shall issue or cause its transfer agent to issue stock certificates representing the Shares purchased. Until the issuance of such stock certificates (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Shares notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other rights for which the record date is prior to the date of the transfer by the Optionee of the consideration for the purchase of the Shares, except as provided in Section 12 of the Plan.

                  (c) EXERCISE OF OPTION WITH STOCK. If an Optionee is permitted to exercise an Option by delivering shares of the Company's Common Stock, the Option Agreement covering such Option may include provisions authorizing the Optionee to exercise the Option, in whole or in part, by (i) delivering whole shares of the Company's Common Stock previously owned by such Optionee (whether or not acquired through the prior exercise of a stock option) having a Fair Market Value equal to the Option price; or (ii) directing the Company to withhold from the Shares that would otherwise be issued upon exercise of the Option that number of whole Shares having a Fair Market Value equal to the Option price. Shares of the Company's Common Stock so delivered or withheld shall be valued at their Fair Market Value at the close of the last business day immediately preceding the date of exercise of the Option, as determined by the Committee. Any balance of the Option price shall be paid in cash. Any Shares delivered or withheld in accordance with this provision shall again become available for purposes of the Plan and for Options subsequently granted thereunder. After the Registration Date, any exercise of an Option under Section 9(c)(i) or 9(c)(ii) above by a Section 16 Person shall comply with the relevant requirements of Section 240.16b-1 et. seq. of the General Rules and Regulations.

                   (d) TERMINATION OF STATUS AS EMPLOYEE, DIRECTOR OR CONSULTANT. If an Optionee shall cease to be an Employee, Director or Consultant for any reason other than permanent and total disability or death, he or she may, but only within thirty (30) days (or such other period of time as is determined by the Committee) after the date of Termination of Service, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of Termination of Service, subject to the condition that no Option shall be exercised after the expiration of the Option period.

                  (e) DISABILITY OF OPTIONEE. If an Optionee shall cease to be an Employee, Director or Consultant due to disability, and such Optionee was in Continuous Employment as an Employee, Director or Consultant from the Grant Date until the date of Termination of Service, the Option may be exercised at any time within six (6) months following the date of Termination of Service, but only to the extent of the accrued right to exercise at the time of Termination of Service, subject to the condition that no option shall be exercised after the expiration of the Option period.


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                  (f) DEATH OF OPTIONEE. In the event of the death during the
Option period of an Optionee who is at the time of his or her death an Employee, Non- Employee Director or Consultant and who was in Continuous Employment as such from the Grant Date until the date of death, the Option may be exercised at any time within six (6) months following the date of death by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest, inheritance or otherwise as a result of the Optionee's death, but only to the extent of the accrued right to exercise at the time of death, subject to the condition that no option shall be exercised after the expiration of the Option period.

                  (g) TAX WITHHOLDING. After the Registration Date, when an Optionee is required to pay to the Company an amount with respect to tax withholding obligations in connection with the exercise of an Option granted under the Plan, the Optionee may elect prior to the date the amount of such withholding tax is determined (the "TAX DATE") to make such payment, or such increased payment as the Optionee elects to make by: (i) delivering cash; (ii) delivering part or all of the payment in previously owned shares of Common Stock (whether or not acquired through the prior exercise of an Option); and/or (iii) irrevocably directing the Company to withhold from the Shares that would otherwise be issued upon exercise of the Option that number of whole Shares having a fair market value equal to the amount of tax required or elected to be withheld (a "WITHHOLDING ELECTION"). If an Optionee's Tax Date is deferred beyond the date of exercise and the Optionee makes a Withholding Election, the Optionee will initially receive the full amount of Optioned Shares otherwise issuable upon exercise of the Option, but will be unconditionally obligated to surrender to the Company on the Tax Date the number of Shares necessary to satisfy his or her minimum withholding requirements, or such higher payment as he or she may have elected to make, with adjustments to be made in cash after the Tax Date.

         After the Registration Date, notwithstanding anything in the preceding paragraph to the contrary, any withholding of Shares with respect to taxes arising in connection with the exercise of an Option by any Section 16 Person shall satisfy the conditions for exemption therefrom set forth in Section 240.16b-1 et. seq. of the General Rules and Regulations.

         Any adverse consequences incurred by the Optionee with respect to the use of shares of Common Stock to pay any part of the Option Price or of any tax in connection with the exercise of an Option, including, without limitation, any adverse tax consequences arising as a result of a disqualifying disposition within the meaning of Section 422 of the Code, shall be the sole responsibility of the Optionee.

         10. TRANSFER OF OPTIONS. An Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee; provided that, upon approval by the Committee, an Option Agreement with respect to a Nonstatutory Stock Option may permit the Optionee to transfer vested options through a gift or domestic relations order in settlement of marital property rights to any of the following donees or transferees:

                  (i) any "family member," which includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law,


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father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, including adoptive relations, and any person sharing the employee's household (other than a tenant or employee);

                  (ii) a trust in which "family members" have more than 50% of the beneficial interest;

                  (iii) a foundation in which "family members" or the employee control the management of assets; and

                  (iv) any other entity in which the "family members" (or the employee) own more than 50% of the voting interests;

provided that (x) there may be no consideration for any such transfer, (y) the Option Agreement pursuant to which such Options are granted, and any amendment thereto, must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 10, and (z) subsequent transfers of transferred Options shall be prohibited except those in accordance with this Section 10. Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term Optionee shall be deemed to refer to the Transferee. The events of termination of service of Section 9 hereof or in the Option Agreement shall continue to be applied with respect to the original Optionee, following which the Options shall be exercisable by the transferee only to the extent, and for the periods specified in the Option Agreement or
Section 9, as applicable.

         11. AUTOMATIC OPTION GRANTS.

                  The provisions set forth in this Section 11 shall not be amended more than once every six months other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules promulgated thereunder. All grants of Options to Outside Directors under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

                  (a) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

                  (b) Each Outside Director shall be automatically granted an option (an "AUTOMATIC DIRECTOR OPTION") to purchase 10,000 Shares at the first meeting of the Board following the Annual Meeting of Stockholders in each year, commencing with the 2001 Annual Meeting of Stockholders, provided that he or she is then an Outside Director and if, as of such date, he or she shall have served on the Board for at least the preceding six (6) months.

                  (c) The terms of an Automatic Director Option granted hereunder shall be as follows:

                           (i) the term of the Automatic Director Option shall
be ten (10) years.


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                           (ii) the exercise price per Share shall be one
hundred percent (100%) of the Fair Market Value per Share on the date of grant of the Automatic Director Option. In the event that the date of grant of the Automatic Director Option is not a trading day, the exercise price per Share shall be one hundred percent (100%) of the Fair Market Value on the next trading day immediately following the date of grant of the Automatic Director Option.

                           (iii) subject to Section 10 hereof, the Automatic
Director Option shall become exercisable as to 1/12th of the Shares subject to the Automatic Director Option on each monthly anniversary of its date of grant, provided that the Optionee continues to serve as a Director on such dates.

                           (iv) except as the terms of this Section 11 otherwise
provide, the terms and conditions of this Plan shall apply to Automatic Director Options.

                  (d) In the event that any Automatic Director Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the total number of authorized Shares then available under the Plan, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

         12.      ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

                  (a) RECAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of Optioned Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan, and the per share exercise price of each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, combination, reclassification, the payment of a stock dividend on the Common Stock or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been effected without receipt of consideration. Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

                  (b) CORPORATE TRANSACTION. In the event of a proposed Corporate Transaction, the Committee shall notify the Optionee at least ten (10) calendar days prior to such proposed Corporate Transaction. Except as provided otherwise in individual Option Agreements, to the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed Corporate Transaction, unless the Option is assumed or an equivalent Option is substituted by the successor corporation or a parent or subsidiary of such successor corporation. For the purposes of this subsection, the Option shall be considered assumed if, following the Corporate Transaction, the Option confers the right to purchase, for each Share subject to the Option immediately prior to the Corporate Transaction, the consideration (whether stock, cash, or other securities or property) received in the Corporate Transaction by holders of Common Stock for each Share subject to the Option held on the effective date of the Corporate Transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Corporate Transaction was not solely common stock of the successor corporation or its parent or subsidiary, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option for each Share subject to the Option to be solely common stock of the successor corporation or its parent or subsidiary equal in fair market value to the per share consideration received by holders of Common Stock in the Corporate Transaction.

         13. TIME OF GRANTING OPTIONS. Unless otherwise specified by the Committee, the date of grant of an Option under the Plan shall be the Grant Date. Notice of the determination shall be given to each Optionee to whom an Option is so granted within a reasonable time after the date of such grant.

         14. AMENDMENT AND TERMINATION OF THE PLAN. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided, however, that any such amendment (a) shall comply with all applicable laws and stock exchange listing requirements, and (b) with respect to an increase in the number of Shares which may be optioned and sold under the Plan, shall be subject to any approval by stockholders of the Company required under the Code and applicable stock exchange listing requirements. Any such amendment or termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if the Plan had not been amended or terminated.

         15. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to an Option granted under the Plan unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or Market upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

         16. RESERVATION OF SHARES. During the term of this Plan, the Company will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the nonissuance or sale of such Shares as to which such requisite authority shall not have been obtained.

         17. INFORMATION TO OPTIONEE. During the term of any Option granted under the Plan, the Company shall provide or otherwise make available to each Optionee a copy of its annual financial statement and any other financial information provided to its stockholders in accordance with the provisions of the Company's Bylaws and applicable law.

         18. OPTION AGREEMENT. Options granted under the Plan shall be evidenced by Option Agreements.

         19. STOCKHOLDER APPROVAL. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the Plan is adopted by the Board. Except as provided otherwise in Section 3, any amendments to the Plan requiring stockholder approval must be approved by the affirmative vote of the holders of a majority of the outstanding shares of voting stock present or represented and entitled to vote at a duly held meeting at which a quorum is present, or by the written consent of the stockholders in the manner provided by California law.

                                      * * *

                       MONOLITHIC SYSTEM TECHNOLOGY, INC.

                             2000 STOCK OPTION PLAN

                                     FORM OF

                             STOCK OPTION AGREEMENT


         Unless otherwise defined herein, the terms defined in the 2000 Stock Option Plan (the "Plan") shall have the same defined meanings in this Stock Option Agreement.

I.  AGREEMENT

         1. GRANT OF OPTION. Monolithic Systems Technology, Inc., a California corporation (the "Company"), hereby grants to the Optionee (the "Optionee") named in the attached Notice of Stock Option Grant (the "Notice of Grant") an option (the "Option") to purchase the total number of shares of Common Stock (the "Shares") set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price") subject to the terms, definitions and provisions of the Plan, which is incorporated herein by reference.

                  If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an ISO as defined in
Section 422 of the Code. However, if this Option is intended to be an ISO, to the extent that the aggregate Fair Market value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company) exceeds $100,000, such Options shall be treated as a Nonstatutory Stock Option ("NSO").

         2. EXERCISE OF OPTION. This Option shall be exercisable during its term in accordance with the provisions of Section 8 of the Plan as follows:

                  (i)      RIGHT TO EXERCISE.

                           (a) Subject to subsections 2(i)(b) through 2(i)(e)
below, this Option shall be exercisable cumulatively according to the vesting schedule set out in the Notice of Grant. [Alternatively, at the election of the Optionee, this option may be exercised in whole or in part at any time as to Shares which have not yet vested.] For purposes of this Stock Option Agreement, Options shall vest based on continued employment of the Optionee with the Company. [Vested Shares shall not be subject to the Company's repurchase right (as set forth in the Restricted Stock Purchase Agreement, attached hereto as EXHIBIT C-1).]

                           (b) [As a condition to exercising this Option for
unvested Shares, the Optionee shall execute the Restricted Stock Purchase Agreement.]

                           (c) This Option may not be exercised for a fraction
of a Share.

                           (d) In the event of the Optionee's death, disability
or other termination of the employment or consulting relationship, the exercisability of the Option is governed by Sections 6, 7 and 8 below, subject to the limitation contained in subsection 2(i)(e).

                           (e) In no event may this Option be exercised after
the date of expiration of the term of this Option as set forth in the Notice of Grant.

                  (ii) METHOD OF EXERCISE. This Option shall be exercisable by written notice (in the form attached as EXHIBIT A) which shall state the election to exercise the Option and the number of Shares in respect of which the Option is being exercised pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and, [together with an executed copy of the Restricted Stock Purchase Agreement, if applicable,] shall be delivered in person or by certified mail to the Secretary of the Company. The written notice [and Restricted Stock Purchase Agreement] shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice and Restricted Stock Purchase Agreement accompanied by the Exercise Price.

                  No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

         3. THE OPTIONEE'S REPRESENTATIONS. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as EXHIBIT B.

         4. METHOD OF PAYMENT. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

                  (i)    cash;

                  (ii)   check; or

                  (iii) to the extent permitted by the Administrator, delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the Exercise Price.

                  The Optionee may elect to pay the exercise price by authorizing a third party to sell shares subject to this Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise.

         5. RESTRICTIONS ON EXERCISE. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

         6. TERMINATION OF RELATIONSHIP. In the event an Optionee's Continuous Status as an Employee or Consultant terminates, the Optionee may, to the extent the Option was vested at the date of such termination (the "Termination Date"), exercise the Option during the Termination Period set out in the Notice of Grant. To the extent that the Optionee was not vested in the Option at the date of such termination, or if the Optionee does not exercise the Option within the time specified herein, the Option shall terminate.

         7. DISABILITY OF THE OPTIONEE. Notwithstanding the provisions of
Section 5 above, in the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee as a result of his or her disability, the Optionee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Stock Option Agreement), exercise the Option to the extent the Option was vested at the date of such termination; provided, however, that if such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, in the case of an ISO, such ISO shall cease to be treated as an ISO and shall be treated for tax purposes as an NSO on the ninety-first (91st) day following such termination. To the extent that the Optionee is not vested in the Option at the date of termination, or if the Optionee does not exercise such Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         8. DEATH OF THE OPTIONEE. In the event of the termination of the Optionee's Continuous Status as an Employee or Consultant as a result of the death of the Optionee, the Option may be exercised at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 9 below) by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent the Option was vested at the date of death. To the extent that the Optionee is not vested in the Option at the date of death, or if the Option is not exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         9. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         10. TERM OF OPTION. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option. The limitations set out in Section 7 of the Plan regarding Options designated as ISOs and Options granted to more than ten percent (10%) stockholders shall apply to this Option.

         11. TAX CONSEQUENCES. Set forth below is a brief summary as of the date of this Option of some of the federal and state tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

                  (i) EXERCISE OF ISO. If this Option qualifies as an ISO, there will be no regular federal income tax liability or state income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

                  (ii) EXERCISE OF ISO FOLLOWING DISABILITY. If the Optionee's Continuous Status as an Employee or Consultant terminates as a result of disability that is not total and permanent disability as defined in Section 22(e)(3) of the Code, to the extent permitted on the date of termination, the Optionee must exercise an ISO within three months of such termination for the Option to be qualified as an ISO.

                  (iii) EXERCISE OF NSO. There may be a regular federal income tax liability and state income tax liability upon the exercise of an NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If the Optionee is an Employee, the Company will be required to withhold from the Optionee's compensation or collect from the Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise. If the Optionee is subject to Section 16 of the Securities Act of 1934, as amended, the date of income recognition may be deferred for up to six months.

                  (iv) DISPOSITION OF SHARES. In the case of an NSO, if Shares are held for more than one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal and state income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for more than one year after exercise and are disposed of not earlier than two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal and state income tax purposes. If Shares purchased under an ISO are disposed of within one-year after date of exercise or within two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (1) the Fair Market Value of the Shares on the date of exercise, or (2) the sale price of the Shares.

                  (v) NOTICE OF DISQUALIFYING DISPOSITION OF ISO SHARES. If the Option granted to the Optionee herein is an ISO, and if the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that the Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

                  [(vi) SECTION 83(b) ELECTION FOR UNVESTED SHARES PURCHASED PURSUANT TO NONQUALIFIED STOCK OPTIONS. With respect to the exercise of a nonqualified stock option for unvested Shares, an election may be filed by the Optionee with the Internal Revenue Service and, if necessary, the proper state taxing authorities, WITHIN 30 DAYS of the purchase of the Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions if applicable) to be taxed currently on any difference between the purchase price of the Shares and their Fair Market Value on the date of purchase. This will result in a recognition of taxable income to the Optionee on the date of exercise, measured by the excess, if any, of the fair market value of the Shares, at the time the Option is exercised over the purchase price for the Shares. Absent such an election, taxable income will be measured and recognized by the Optionee at the time or times on which the Company's Repurchase Option lapses. The Optionee is strongly encouraged to seek the advice of his or her own tax consultants in connection with the purchase of the Shares and the advisability of filing of the Election under Section 83(b) and similar tax provisions. A form of Election under Section 83(b) is attached hereto as EXHIBIT C-4 for reference.

                  (vii) SECTION 83(b) ELECTION FOR UNVESTED SHARES PURCHASED PURSUANT TO INCENTIVE STOCK OPTIONS. With respect to the exercise of an incentive stock option for unvested Shares, an election may be filed by the Optionee with the Internal Revenue Service and, if necessary, the proper state taxing authorities, WITHIN 30 DAYS of the purchase of the Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions if applicable) to be taxed currently on any difference between the purchase price of the Shares and their Fair Market Value on the date of purchase for alternative minimum tax purposes. This will result in a recognition of income to the Optionee on the date of exercise, for alternative minimum tax purposes, measured by the excess, if any, of the fair market value of the Shares, at the time the option is exercised, over the purchase price for the Shares. Absent such an election, alternative minimum taxable income will be measured and recognized by the Optionee at the time or times on which the Company's Repurchase Option lapses. The Optionee is strongly encouraged to seek the advice of his or her tax consultants in connection with the purchase of the Shares and the advisability of filing of the Election under Section 83(b) and similar tax provisions. A form of Election under Section 83(b) for alternative minimum tax purposes is attached hereto as EXHIBIT C-5 for reference.

         THE OPTIONEE ACKNOWLEDGES THAT IT IS THE OPTIONEE'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE OPTIONEE REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON THE OPTIONEE'S BEHALF.]

                                           MONOLITHIC SYSTEM TECHNOLOGY, INC.


                                           By:
                                               --------------------------------
                                           Name:
                                                 ------------------------------
                                           Its:
                                                -------------------------------

         THE OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). THE OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S 2000 STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON THE OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH THE OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE THE OPTIONEE'S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

         The Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option Agreement subject to all of the terms and provisions thereof. The Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Option Agreement. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Option Agreement. The Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Dated:
       --------------------------

Signed:
        -------------------------

Residence Address:

---------------------------------

---------------------------------

---------------------------------

                                    EXHIBIT A

                             2000 STOCK OPTION PLAN
                                 EXERCISE NOTICE


Monolithic System Technology, Inc.
1020 Stewart Drive
Sunnyvale, California  94086

         1. EXERCISE OF OPTION. Effective as of today, ___________, 20__, the undersigned (the "Optionee") hereby elects to exercise the Optionee's option to purchase _________ shares of the Common Stock (the "Shares") of Monolithic System Technology, Inc. (the "Company") under and pursuant to the Monolithic System Technology, Inc. 2000 Stock Option Plan (the "Plan") and the Stock Option Agreement dated _________, 20__ (the "Option Agreement").

         2. REPRESENTATIONS OF THE OPTIONEE. The Optionee acknowledges that the Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

         3. RIGHTS AS STOCKHOLDER. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

                  The Optionee shall enjoy rights as a stockholder until such time as the Optionee disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal, as defined below. Upon such exercise, the Optionee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and the Optionee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

         4. COMPANY'S RIGHT OF FIRST REFUSAL. Before any Shares held by the Optionee or any permitted transferee (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the "Right of First Refusal").

                  (a) NOTICE OF PROPOSED TRANSFER. The Holder of the Shares shall deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (the "Proposed Transferee");
(iii) the number of Shares to be transferred to each Proposed

Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the "Offered Price"), and offering the Shares at the Offered Price to the Company and its assignee(s).

                  (b) EXERCISE OF RIGHT OF FIRST REFUSAL. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

                  (c) PURCHASE PRICE. The purchase price ("Purchase Price") for the Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

                  (d) PAYMENT. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check or wire transfer), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

                  (e) HOLDER'S RIGHT TO TRANSFER. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

                  (f) EXCEPTION FOR CERTAIN FAMILY TRANSFER. Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during the Optionee's lifetime or on the Optionee's death by will or intestacy to the Optionee's immediate family or a trust for the benefit of the Optionee's immediate family shall be exempt from the provisions of this Section. "Immediate Family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

                  (g) TERMINATION OF RIGHT OF FIRST REFUSAL. The Right of First Refusal shall terminate as to any Shares 90 days after the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

         5. MARKET STAND-OFF AGREEMENT. The Optionee hereby agrees that if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act, the Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act; [provided, however, that such restriction shall only apply to the first registration statement of the Company to become effective under the Securities Act which include securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act.] The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such 180-day period.

         6. TAX CONSULTATION. The Optionee understands that the Optionee may suffer adverse tax consequences as a result of the Optionee's purchase or disposition of the Shares. The Optionee represents that the Optionee has consulted with any tax consultants the Optionee deems advisable in connection with the purchase or disposition of the Shares and that the Optionee is not relying on the Company for any tax advice.

         7. RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

                  (a) LEGENDS. The Optionee understands and agrees that the Company may cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares, together with any other legends that may be required by state or federal securities laws:

                  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

                  THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

                  The Optionee understands that transfer of the Shares may be restricted by Section 260.141.11 of the Rules of the California Corporations Commissioner.

                  (b) STOP-TRANSFER NOTICES. The Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

                  (c) REFUSAL TO TRANSFER. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

         8. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon the Optionee and his or her heirs, executors, administrators, successors and assigns.

         9. INTERPRETATION. Any dispute regarding the interpretation of this Agreement shall be submitted by the Optionee or by the Company forthwith to the Company's Board of Directors or the committee thereof that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or committee shall be final and binding on the Company and on the Optionee.

         10. GOVERNING LAW; SEVERABILITY. This Agreement shall be governed by and construed in accordance with the laws of the State of California, excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

         11. NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

         12. FURTHER INSTRUMENTS. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

         13. DELIVERY OF PAYMENT. The Optionee herewith delivers to the Company the full Exercise Price for the Shares.

         14. ENTIRE AGREEMENT. The Plan and Notice of Grant/Option Agreement are incorporated herein by reference. This Agreement, the Plan, the Option Agreement, the Restricted Stock Purchase

Agreement, and the Investment Representation Statement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof.


Submitted by:                                             Accepted by:

OPTIONEE:  MONOLITHIC SYSTEM TECHNOLOGY, INC.


-------------------------------------      -------------------------------------
          (Print Name)                     By:


-------------------------------------      -------------------------------------
          (Signature)                      Title:


Address:
-------


-------------------------------------

-------------------------------------

                                    EXHIBIT B

                       INVESTMENT REPRESENTATION STATEMENT

OPTIONEE          :

COMPANY           :   MONOLITHIC SYSTEM TECHNOLOGY, INC.

SECURITY          :   COMMON STOCK

AMOUNT            :

DATE              :


In connection with the purchase of the above-listed Securities, the undersigned the Optionee represents to the Company the following:

                  (a) The Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The Optionee is acquiring these Securities for investment for the Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

                  (b) The Optionee acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Optionee's investment intent as expressed herein. In this connection, the Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if the Optionee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. The Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. The Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required, a legend prohibiting their transfer without the consent of the Commissioner of Corporations of the State of California and any other legend required under applicable state securities laws.

                  (c) The Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that, if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

         In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

                  (d) The Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. The Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

                  (e) The Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities without the consent of the Commissioner of Corporations of California.




                                         Print Name of The Optionee:



                                         Signature of The Optionee

                                   EXHIBIT C-1

                             2000 STOCK OPTION PLAN
                               FORM OF RESTRICTED
                            STOCK PURCHASE AGREEMENT


         THIS AGREEMENT is made between ____________________________________
(the "Purchaser") and Monolithic System Technology, Inc., a California corporation (the "Company"), as of __________________, 20__.


                                    RECITALS

         Pursuant to the exercise of the stock option granted to the Purchaser under the Company's 2000 Stock Option Plan and pursuant to the Stock Option Agreement (the "Option Agreement") dated ___________, 20___ by and between the Company and the Purchaser with respect to such grant, which Option Agreement is hereby incorporated by reference, the Purchaser has elected to purchase _________ shares of the Company's Common Stock of which ________ shares are not, as of the date hereof, vested under the vesting schedule set forth in the Notice of Option Grant attached to the Option Agreement, shares of the Company's Common Stock that are not vested under said vesting schedule as of the date of determination are referred to in this Agreement as "Unvested Shares." The Unvested Shares and the shares subject to the Option Agreement that have become vested are sometimes collectively referred to herein as the "Shares."

         As required by the Option Agreement, as a condition to the Purchaser's election to exercise the option, the Purchaser must execute and deliver this Restricted Stock Purchase Agreement, which sets forth the rights and obligations of the parties with respect to Shares acquired upon exercise of the Option.

         2.  REPURCHASE OPTION.

                  (a) If the Purchaser's employment or consulting relationship with the Company is terminated for any reason, including without limitation, for cause or on the death or disability of the Purchaser (a "Termination"), the Company shall have the right and option to purchase from the Purchaser, or the Purchaser's personal representative, as the case may be, all or any part of the Purchaser's Unvested Shares as of the date of such termination at the price paid by the Purchaser for such Unvested Shares (the "Repurchase Option").

                  (b) Upon the occurrence of a Termination, the Company may exercise its Repurchase Option by delivering personally or by registered mail, to the Purchaser (or his transferee or legal representative, as the case may be), within ninety (90) days of the Termination, a notice in writing indicating the Company's intention to exercise the Repurchase Option and setting forth a date for closing not later than thirty (30) days from the mailing of such notice. The closing shall take place at the Company's office. At the closing, the holder of the certificates for the Unvested Shares being transferred shall deliver the stock certificate or certificates evidencing the Unvested Shares, and the Company shall deliver the purchase price therefor.

                  (c) If the Company does not elect to exercise the Repurchase Option conferred above by giving the requisite notice within ninety (90) days following the termination, the Repurchase Option shall terminate.

         3.  TRANSFERABILITY OF THE SHARES; ESCROW.

                  (a) The Purchaser hereby authorizes and directs the secretary of the Company, or such other person designated by the Company, to transfer the Unvested Shares from the Purchaser to the Company.

                  (b) To insure the availability for delivery of the Purchaser's Unvested Shares upon repurchase by the Company pursuant to the Repurchase Option under Section 1, the Purchaser hereby appoints the secretary, or any other person designated by the Company as escrow agent (either party, the "Escrow Agent"), as its attorney-in-fact to sell, assign and transfer unto the Company such Unvested Shares, if any, repurchased by the Company pursuant to the Repurchase Option. The Purchaser shall, upon execution of this Agreement, deliver and deposit with the Escrow Agent the share certificates representing the Unvested Shares, together with the stock assignment duly endorsed in blank, attached hereto as EXHIBIT C-2. The Unvested Shares and stock assignment shall be held by the Escrow Agent in escrow, pursuant to the Joint Escrow Instructions of the Company and the Purchaser attached as EXHIBIT C-3 hereto, until the Company exercises its purchase right as provided in Section 1, until such Unvested Shares are vested, or until such time as this Agreement no longer is in effect. Upon the vesting of all of the Unvested Shares, the Escrow Agent shall promptly deliver to the Purchaser the certificate or certificates representing such Shares in the Escrow Agent's possession belonging to the Purchaser, and the Escrow Agent shall be discharged of all further obligations hereunder; provided, however, that the Escrow Agent shall nevertheless retain such certificate or certificates as Escrow Agent if so required pursuant to other restrictions imposed pursuant to this Agreement.

                  (c) Neither the Company nor the Escrow Agent shall be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

                  (d) Transfer or sale of the Shares is subject to restrictions on transfer imposed by any applicable state and federal securities laws. Any transferee shall hold such Shares subject to all the provisions hereof and the Exercise Notice executed by the Purchaser with respect to any Unvested Shares and shall acknowledge the same by signing a copy of this Agreement.

         3. MARKET STAND-OFF AGREEMENT. The Purchaser hereby agrees that, if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act, the Purchaser shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act; [provided, however, that such restriction shall only apply to the first registration statement of the Company to become effective under the Securities Act which include securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act.] The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such 180-day period.

         4. OWNERSHIP, VOTING RIGHTS, DUTIES. This Agreement shall not affect in any way the ownership, voting rights or other rights or duties of the Purchaser, except as specifically provided herein.

         5. LEGENDS. The share certificate evidencing the Shares issued hereunder shall be endorsed with the following legends (in addition to any legend required under applicable state securities laws):

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

         THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND REPURCHASE OPTION HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN A RESTRICTED STOCK PURCHASE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF REPURCHASE ARE BINDING ON TRANSFEREES OF THESE SHARES.

         6. ADJUSTMENT FOR STOCK SPLIT. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.

         7. NOTICES. Notices required hereunder shall be given in person or by registered mail to the address of the Purchaser shown on the records of the Company, and to the Company, at their respective principal executive offices.

         8. SURVIVAL OF TERMS. This Agreement shall apply to and bind the Purchaser and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.

         9. SECTION 83(b) ELECTIONS.

                  (a) ELECTION FOR UNVESTED SHARES PURCHASED PURSUANT TO NONQUALIFIED STOCK OPTIONS. The Purchaser hereby acknowledges that he or she has been informed that, with respect to the exercise of a nonqualified stock option for Unvested Shares, that unless an election is filed by the Purchaser with the Internal Revenue Service and, if necessary, the proper state taxing authorities, WITHIN 30 DAYS of the purchase of the Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions if applicable) to be taxed currently on any difference between the purchase price of the Shares and their Fair Market Value on the date of purchase, there will be a recognition of taxable income to the Optionee, measured by the excess, if any, of the fair market value of the Shares, at the time the Company's Repurchase Option lapses over the purchase price for the Shares. The Optionee represents that the Optionee has consulted any tax consultant(s) the Optionee deems advisable in connection with the purchase of the Shares or the filing of the Election under
Section 83(b) and similar tax provisions. A form of Election under Section 83(b) is attached hereto as EXHIBIT C-4 for reference.

                  (b) ELECTION FOR UNVESTED SHARES PURCHASED PURSUANT TO INCENTIVE STOCK OPTIONS. The Purchaser hereby acknowledges that he or she has been informed that, with respect to the exercise of an incentive stock option for Unvested Shares, that unless an election is filed by the Purchaser with the Internal Revenue Service and, if necessary, the proper state taxing authorities, WITHIN 30 DAYS of the purchase of the Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions if applicable) to be taxed currently on any difference between the purchase price of the Shares and their Fair Market Value on the date of purchase, there will be a recognition of income to the Optionee, for alternative minimum tax purposes, measured by the excess, if any, of the fair market value of the Shares, at the time the Company's Repurchase Option lapses over the purchase price for the Shares. The Optionee represents that the Optionee has consulted any tax consultant(s) the Optionee deems advisable in connection with the purchase of the Shares or the filing of the Election under Section 83(b) and similar tax provisions. A form of Election under Section 83(b) for alternative minimum tax purposes is attached hereto as EXHIBIT C-5 for reference.

         PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON PURCHASER'S BEHALF.

         10. REPRESENTATIONS. The Purchaser has reviewed with his own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Purchaser understands that he (and not the Company) shall be responsible for his own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

         11. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with applicable state laws.

         The Purchaser represents that he has read this Agreement and is familiar with its terms and provisions. The Purchaser hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Agreement.

                                      * * *

         IN WITNESS WHEREOF, this Restricted Stock Purchase Agreement is deemed made as of the date first set forth above.

                                    "COMPANY"

                                    MONOLITHIC SYSTEM TECHNOLOGY, INC.


                                    By:
                                        ----------------------------------------


                                    Title:
                                           -------------------------------------


                                    "PURCHASER"


                                    --------------------------------------------
                                                  (Signature)

                                    --------------------------------------------
                                                  (Print Name)


                                    Address:
                                             -----------------------------------

                                             -----------------------------------

                                    Soc. Sec. No.:
                                                   -----------------------------

                                   EXHIBIT C-2

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


         FOR VALUE RECEIVED I, __________________________, hereby sell, assign and transfer unto _________________ (__________) shares of the Common Stock of Monolithic System Technology, Inc. standing in my name of the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint _________________ to transfer the said stock on the books of the corporation with full power of substitution in the premises.

         This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement between ________________________ and the undersigned dated ______________, 20__.


Dated: _______________, 20 _


                                        Signature:
                                                   ----------------------------




INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its "repurchase option," as set forth in the Agreement, without requiring additional signatures on the part of the Purchaser.

                                   EXHIBIT C-3

                            JOINT ESCROW INSTRUCTIONS


                                                                        , 20
                                                                   -----    --


Monolithic System Technology, Inc.
1020 Stewart Drive
Sunnyvale, California  94086
Attention:  Corporate Secretary

Dear                :
     ---------------

         As Escrow Agent for both Monolithic System Technology, Inc. (the "Company"), and the undersigned purchaser of stock of the Company (the "Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement ("Agreement") between the Company and the undersigned, in accordance with the following instructions:

         1. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "Company") exercises the Company's repurchase option set forth in the Agreement, the Company shall give to the Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. The Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

         2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company's repurchase option.

         3. The Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. The Purchaser does hereby irrevocably constitute and appoint you as the Purchaser's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, the Purchaser shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

         4. Upon written request of the Purchaser, but no more than once per calendar year, unless the Company's repurchase option has been exercised, you will deliver to the Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Company's repurchase option. Within 120 days after cessation of the Purchaser's continuous employment by or services to the Company, or any parent or subsidiary of the Company, you will deliver to the Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company's repurchase option and this escrow shall terminate.

         5. If at the time of the termination of this escrow you should have in your possession any documents, securities, or other property belonging to the Purchaser, you shall deliver all of the same to the Purchaser and shall be discharged of all further obligations hereunder.

         6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

         7. You shall be obligated to perform only such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for the Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

         8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

         9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

         10. You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

         11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary to advise you properly in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

         12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

         13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

         14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

         15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto.

                  COMPANY:   Monolithic System Technology, Inc.
                                 1020 Stewart Drive
                                 Sunnyvale, California 94086
                                 Attn.: Corporate Secretary


                  PURCHASER:




                  ESCROW AGENT:  [Corporate Secretary
                                 Monolithic System Technology, Inc.
                                 1020 Stewart Drive
                                 Sunnyvale, California  94086]

         16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

         17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

         18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the laws of the State of California.


                                 MONOLITHIC SYSTEM TECHNOLOGY, INC.

                                  By:
                                      -----------------------------------------

                                  Title:
                                         --------------------------------------

                                  the Purchaser:
                                                 ------------------------------
                                                         (Signature)


                                  ---------------------------------------------
                                             (Typed or Printed Name)



                                  Escrow Agent:
                                                -------------------------------

                                  Corporate Secretary:
                                                       ------------------------

                                   EXHIBIT C-4
                          ELECTION UNDER SECTION 83(b)
                      OF THE INTERNAL REVENUE CODE OF 1986


The undersigned taxpayer hereby elects, pursuant to the above-referenced Federal Tax Code, to include in taxpayer's gross income for the current taxable year, the amount of any compensation taxable to taxpayer in connection with his receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

         NAME:        TAXPAYER: __________________  SPOUSE:  ___________________

         ADDRESS: _______________________________________________

         IDENTIFICATION NO.:  TAXPAYER:  ________________ SPOUSE: ______________

         TAXABLE YEAR: ________________________

 2. The property with respect to which the election is made is described as follows: shares (the "Shares") of the Common Stock of Monolithic System Technology, Inc. (the "Company").

3.       The date on which the property was transferred is: __________, 20__.

4.       The property is subject to the following restrictions:

         The Shares may be repurchased by the Company, or its assignee, on certain events. This right lapses with regard to a portion of the Shares based on the continued performance of services by the taxpayer over time.

 5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is:

         $_______________.

6.       The amount (if any) paid for such property is:

         $_______________.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

THE UNDERSIGNED UNDERSTANDS THAT THE FOREGOING ELECTION MAY NOT BE REVOKED EXCEPT WITH THE CONSENT OF THE COMMISSIONER.


 Dated:  ___________________, 20__     _________________________________________
                                                 (signature of Taxpayer)

                                       _________________________________________
                                                (print name of Taxpayer)

 The undersigned spouse of taxpayer joins in this election.

 Dated: ___________________, 20__  _____________________________________________

                                   EXHIBIT C-5
                          ELECTION UNDER SECTION 83(b)
                      OF THE INTERNAL REVENUE CODE OF 1986


The undersigned taxpayer hereby elects, pursuant to the provisions of Sections 55-56 and 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer's alternative minimum taxable income for the current taxable year, as compensation for services, the excess, if any, of the fair market value of the property described below at the time of transfer over the amount paid for such property.

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

     NAME:        TAXPAYER: ____________________   SPOUSE: _____________________

     ADDRESS: __________________________________________________________________

     IDENTIFICATION NO.:   TAXPAYER: _________________  SPOUSE: ________________

     TAXABLE YEAR: _______________________

2. The property with respect to which the election is made is described as follows: __________ shares (the "Shares") of the Common Stock of Monolithic System Technology, Inc. (the "Company").

3.   The date on which the property was transferred is: _______________.

4.   The property is subject to the following restrictions:

     The Shares may be repurchased by the Company, or its assignee, at its original purchase price, on certain events. This right lapses with regard to a portion of the Shares over time.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is:

     $_______________

6.   The amount paid for such property is:

     $_______________

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

THE UNDERSIGNED UNDERSTANDS THAT THE FOREGOING ELECTION MAY NOT BE REVOKED EXCEPT WITH THE CONSENT OF THE COMMISSIONER.

Dated:         _________________________, Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated:  ___________________, 20__  _____________________________________________

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